UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2011

UNITED CONTINENTAL HOLDINGS, INC.

UNITED AIR LINES, INC.

CONTINENTAL AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-11355	36-2675206
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

77 W. Wacker Drive, Chicago, IL	60601
77 W. Wacker Drive, Chicago, IL	60601
1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(312) 997-8000

(312) 997-8000

(713) 324-2950

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Gerald Laderman, Senior Vice President Finance and Treasurer of United Continental Holdings, Inc., the holding company whose primary subsidiaries are United Air Lines, Inc. and Continental Airlines, Inc., will speak at the Deutsche Bank 2011 Leveraged Finance Conference on Wednesday, October 12, 2011. Attached hereto as Exhibit 99.1 are slides that will be presented at that time.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	United Continental Holdings, Inc. slide presentation delivered on October 12, 2011

*	Furnished herewith electronically.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC. UNITED AIR LINES, INC. CONTINENTAL AIRLINES, INC.

Date: October 12, 2011	By:	/s/ Chris Kenny
	Name:	Chris Kenny
	Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1*	United Continental Holdings, Inc. slide presentation delivered on October 12, 2011

*	Furnished herewith electronically.